UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)       December 28, 2006

PROQUEST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3246	36-3580106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 Eisenhower Parkway, PO Box 1346	48106-1346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code      (734) 761-4700

Not Applicable

(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

As previously disclosed, ProQuest Company (the “Company”) has not yet finalized its financial restatement for fiscal years 2000 through 2005. As a result, the Company has delayed the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Form 10-K”) beyond the Securities and Exchange Commission (“SEC”) filing deadline and postponed its Annual Meeting of Stockholders, originally scheduled for June 7, 2006, and the mailing of its Proxy Statement for that meeting (the “Proxy Statement”). As a result of this delay, the Company has not made certain disclosures required to be made in those filings under Section 303A of the New York Stock Exchange (“NYSE”) Listed Company Manual as more fully discussed below. Based upon the Company’s discussions with the NYSE, the NYSE has advised the Company that it could provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K.

The NYSE Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their annual reports on Form 10-K and proxy statements. In particular, Section 303A of the NYSE Listed Company Manual requires companies to:

•

disclose the board’s evaluation of each director’s relationship with the company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

•	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;
•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;
•

disclose the availability of such company’s corporate governance guidelines, code of business conduct and ethics and charters for the board’s audit, compensation and corporate governance committees on its website and in print upon stockholder request; and

•

disclose that (1) such company’s chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company’s most recently filed annual report on Form 10-K, and (2) such company’s chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company.

The Company intends to provide these disclosures in its 2005 Form 10-K and/or Proxy Statement, to be distributed to stockholders, in substantially the form presented below. The Company is diligently working to complete its 2005 Form 10-K and Proxy Statement, and will distribute both filings to its stockholders as soon as possible. However, the Company can provide no assurances at this time as to when the distribution will take place.

Director Independence

Pursuant to NYSE corporate governance rules, the Company has adopted corporate governance standards that require that a majority of the Board of Directors qualify as independent directors. The Company’s Board of Directors has also adopted the Independence Criteria for Directors, attached hereto and incorporated herein by reference as Exhibit 99.1. The Board of Directors of the Company has reviewed each of the director’s relationships with the Company in accordance with the Independence Criteria for Directors and NYSE corporate governance rules, and has affirmatively determined that Messrs. David G. Brown; Michael Geltzeiler; Todd S. Nelson; William E. Oberndorf; Gary L. Roubos and Frederick Schwab and Ms. Linda G. Roberts meet the categorical standards under the Independence Criteria for Directors and the NYSE corporate governance rules. In addition, the Board of Directors considered transactions and relationships between each director and any member of his or her immediate family and the Company and subsidiaries to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. The Board has determined that Alan Aldworth, the Chief Executive Officer of the Company, Randy Best, who has received compensation from the Company as a consultant, and James P. Roemer, who has served as an executive officer of the Company, are not independent directors. Accordingly, seven of the ten members of the Board of Directors are independent.

Presiding Director for Executive Sessions

The Company’s Board of Directors has designated Mr. Oberndorf as the presiding director of executive sessions of the non-management directors of the Board.

Communication with Non-Management Directors

The Company has established several means for shareholders or others to communicate their concerns to the Board of Directors. If the concern relates to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairman of the Audit Committee in care of the Company’s Secretary at the Company’s headquarters address; 789 E. Eisenhower Parkway, P.O. Box 1346, Ann Arbor, MI 48106-1346. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern may be submitted in writing to the Chairman of the Nominating and Governance Committee in care of the Company’s Secretary at the Company’s headquarters’ address indicated above. In addition, shareholders or others may also communicate with the Board via email to board.directors@proquest.com as described on the Company’s website (www.proquestcompany.com).

Corporate Governance Guidelines, Code of Business Conduct and Committee Charters

The Company’s Corporate Governance Guidelines, Code of Business Conduct and charters for the Audit, Compensation and Nominating Committees are available on the Company’s website at www.proquestcompany.com or a hard copy is available to any shareholder upon receipt of a request to the Company’s Secretary at the Company’s headquarters address; 789 E. Eisenhower Parkway, P.O. Box 1346, Ann Arbor, MI 48106-1346.

Annual CEO Certification

The certification by the Company’s chief executive officer required under Section 303A.12(a) of the NYSE corporate governance rules (the “Annual Written Affirmation and CEO Certification”) has been submitted to the NYSE without qualifications. After taking into account the filing of the 2005 10-K and Proxy Statement, and the Company’s compliance with NYSE disclosure requirements by issuing this 8-K, the Company intends to file its 2006 Annual Written Affirmation and CEO Certification, again, without qualification.

As discussed above, upon the filing of this Form 8-K, the Company will be in compliance with the NYSE corporate governance rules.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99.1	ProQuest Company’s Independence Criteria for Directors

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, the results of our pending restatement process, or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, but are not limited to the Company’s ability to successfully conclude the review and restatement of its financial results, the discovery of additional restatement items, the ability to renegotiate the terms of its revolving credit agreement and senior notes in connection with defaults under such debt due to any potential restatement if further defaults occur, ability to support its current debt level, the Company’s ability to refinance its outstanding debt and working capital needs, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation, decreased library and educational funding/budgets, the ability to consummate the ProQuest Information and Learning segment transaction, including the risk that the buyer might not obtain financing, demand for ProQuest’s products and services, success of ongoing product development, maintaining acceptable margins, ability to control costs, the impact of federal, state and local regulatory requirements on ProQuest’s business including K-12 and higher education, the impact of competition and the uncertainty of economic conditions in general, the ability to successfully attract and retain customers, sell additional products to existing customers, and win new business due to changes in technology, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational funding, the level of education technology investments, the Company’s ability to obtain financing, global economic conditions, financial market performance, and other risks listed under “Risk Factors” in our regular filings with the Securities and Exchange Commission.

In some cases, you can identify forward- looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” “priorities,” or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. The Company undertakes no obligation to update any of these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROQUEST COMPANY
(Registrant)

DATE December 28, 2006	BY	/s/ Todd W. Buchardt
Todd W. Buchardt
Senior Vice President and General Counsel